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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 13, 2005

                                HEICO CORPORATION
             (Exact name of registrant as specified in its charter)

           FLORIDA                       1-4604                65-0341002
 (State or other jurisdiction         (Commission           (I.R.S. Employer
      of incorporation)               file number)         Identification No.)

      3000 Taft Street, Hollywood, Florida                        33021
    (Address of principal executive offices)                    (Zip Code)

                                 (954) 987-4000
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED
          AUDIT REPORT OR COMPLETED INTERIM REVIEW

(a) In fiscal 2004, HEICO Corporation (the "Company") began classifying capitalized tooling costs as a component of property, plant and equipment in the Company's Consolidated Balance Sheet. In prior years, the Company classified capitalized tooling costs generally as a component of other long-term assets (other assets) with a portion classified as a current asset (prepaid expenses and other current assets). Upon review of this matter while preparing the consolidated financial statements for the fiscal year ended October 31, 2004 for inclusion in the Company's Annual Report on Form 10-K, management determined on January 10, 2005, after discussing this matter with the Company's independent registered public accounting firm, that the Company's prior method was not appropriate under accounting principles generally accepted in the United States of America. On January 13, 2005, the Finance/Audit Committee (the "Committee") of the Company's Board of Directors concluded that the previously issued Consolidated Balance Sheet as of October 31, 2003 and the Consolidated Statements of Cash Flows for the fiscal years ended October 31, 2003 and 2002 included in the Company's Annual Report on Form 10-K for the year ended October 31, 2003 should be restated. The change in the balance sheet classification of capitalized tooling costs will have no effect on the Company's Consolidated Statements of Operations for the fiscal years ended October 31, 2004, 2003 and 2002. Further, the total assets, total liabilities and total shareholders' equity amounts in the Company's Consolidated Balance Sheet as of October 31, 2003 will not change. The decrease in current assets as of October 31, 2003 of $3,228,000 is offset by a corresponding net increase in long-term assets. Net cash provided by operating activities and net cash used in investing activities in the Company's Consolidated Statements of Cash Flows each increase by $985,000 for the fiscal year ended October 31, 2003, and each increase by $3,009,000 for the fiscal year ended October 31, 2002, as a result of the change in balance sheet classification of capitalized tooling costs. The Company expects to file its Annual Report on Form 10-K for the year ended October 31, 2004, which will contain such consolidated financial statements, on January 14, 2005. The decision of the Committee was based upon the recommendation of management and after management's and the Committee's discussions of this matter with the Company's independent registered public accounting firm.

(b)     Not applicable.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                HEICO CORPORATION
                                                --------------------------------
                                                   (Registrant)

Date: January 13, 2005                          By:  /s/ Thomas S. Irwin
                                                     ---------------------------
                                                     Thomas S. Irwin
                                                     Executive Vice President
                                                     and Chief Financial Officer
                                                     (Principal Financial and
                                                     Accounting Officer)

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